                                                                   EXHIBIT 10.15


                       GUARANTOR REAFFIRMATION AGREEMENT

     The undersigned duly authorized officer of CONMAT TECHNOLOGIES, INC. (the "Guarantor") refers to (a) the Loan and Security Agreement, dated as of September 30, 1998 (as amended by the Waiver and Amendment Agreement thereto, dated as of December 8, 1998, and the Waiver and Amendment to Loan and Security Agreement, dated as of April 22, 1999, as it may be further amended or modified, the "Loan and Security Agreement") between General Electric Capital Corporation, a New York corporation (the "Lender") and Polychem Corporation ("Polychem") and
(b) the Waiver and Amendment Agreement, dated as of August 25, 1999 (the "Amendment"), between the Lender and Polychem.

     The Guarantor confirms that it has received and reviewed a copy of the Amendment and that it reconfirms all of its obligations under the Guarantee, dated as of December 8, 1999, made by the Guarantor in favor of the Lender.

     IN WITNESS WHEREOF, the Guarantor has duly executed this Reaffirmation Agreement upon the date first written above.

                                                       CONMAT TECHNOLOGIES, INC.



                                                       By: /s/ Paul A. DeJuliis
                                                         -----------------------
                                                         Name:  Paul A. DeJuliis
                                                         Title: Chairman and CEO



Dated as of August 25, 1999